Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Zoro Mining Corp. (the "Company") on Form 10-Q for the period ended July 31, 2008 as filed with the Securities and Exchange Commission on the date here of (the "report"), I, Andrew Brodkey, President and Chief Executive Officer and Jas Butalia, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 15th day of September, 2008.

/s/ Andrew Brodkey	/s/ Jas Butalia
Name: Andrew Brodkey	Name: Jas Butalia
Title: President and Chief Executive Officer	Title: Chief Financial Officer